SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 12, 2009
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code — (212) 495-1784
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On May 12, 2009, The Bank of New York Mellon Corporation announced the pricing of its underwritten public offering of 42,000,000 shares of its common stock ($0.01 par value) at a price of $28.75 per share. The preceding is qualified in its entirety by reference to the press release dated May 12, 2009, attached as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	EXHIBITS.

Exhibit
Number	Description
99.1	The Bank of New York Mellon Corporation Press Release dated May 12, 2009, relating to the matter referenced in Item 8.01 above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: May 12, 2009	By:	/s/ Arlie R. Nogay
		Name:	Arlie R. Nogay
		Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated May 12, 2009.	Filed herewith